                                                       FILING FEE: $150.00
                                               BY: L.A. LAKERS & ASSOCIATE  INC.
                                                     806 BUCHANAN, SUITE 102
                                                   BOULDER CITY, NEVADA 89005



                           ARTICLES OF INCORPORATION
                           OF ROSS CUSTOM ELECTRONICS

          FILED
   IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
     STATE OF NEVADA
       [illegible]

THE UNDERSIGNED, acting as incorporators, do associate together to establish and
form a        pursuant to the laws of the State of Nevada and do certify as follows:


                                   ARTICLE I

Name: No. 7177-84

The name of the corporation is: ROSS CUSTOM ELECTRONICS.


                                   ARTICLE II

Principal Office:

The principal office of this corporation in the county of Clark, State of Nevada, shall be located at: 806 Buchanan Blvd. #102, Boulder City, Clark County, Nevada, and that the resident agent in charge thereof is Lynn Lakers. Corporate business of every kind and nature may be conducted and meetings of directors and stockholders held outside the Sate of Nevada the same as in the State of Nevada.


                                  ARTICLE III

Purpose:

The corporation may engage in any lawful activity.


                                   ARTICLE IV

Capital Stock:

The total authorized capital stock of the corporation shall consist of 200,000 shares of common stock with a par value of $1.00 each.


                                   ARTICLE V

Governing Body:

The members of the governing board of the corporation shall be styled Directors and the number thereof shall not be less than three, except that in case where all of the shares of the corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than three, but not less than the number of stockholders. The number of directors may, from time to time, be increased or decreased in such a manner as shall be provided by the By-Laws of the corporation, but shall not be decreased to a number less than the lower of (a) the number of stockholders; or (b), three. The names and post office addresses of the first Board of Directors, which shall consist of three persons, and who shall hold office until their successors are duly elected and qualified, is as follows:


       Name                              Post Office Address

  J. D. ROSS                        1307 Darlene Way
                                    Boulder City, NV 89005

  LYNN A. LAKERS                    806 Buchanan Blvd. Suite 102
                                    Boulder City, NV 89005

  LAURA S. NELSON                   806 Buchanan Blvd. Suite 102
                                    Boulder City, NV 89005



                                   ARTICLE VI

Non-Assessable:

The capital stock of the corporation, after the amount of subscription price or par value has been paid in, shall not be subject to assessment and not stock issued as fully paid up shall ever be assessable, or assessed, and the Articles of Incorporation shall not be amended in this particular.


                                  ARTICLE VII

Incorporators:

The name and post office address of each of the incorporators, being three in number, signing the Article of Incorporation, is as follows:

       Name                              Post Office Address

  J. D. ROSS                        1307 Darlene Way
                                    Boulder City, NV 89005

  LYNN A. LAKERS                    806 Buchanan Blvd. Suite 102
                                    Boulder City, NV 89005

  LAURA S. NELSON                   806 Buchanan Blvd. Suite 102
                                    Boulder City, NV 89005



                                  ARTICLE VIII

Term:

        The corporation shall have perpetual existence.

        DATED this 23rd day of October, 1984.


                                       /s/ J. D. Ross
                                       -----------------------------------
                                       J. D. ROSS


                                       /s/ Lynn A. Lakers
                                       -----------------------------------
                                       LYNN A. LAKERS


                                       /s/ Laura S. Nelson
                                       -----------------------------------
                                       LAURA S. NELSON

STATE OF NEVADA  )
                 )ss:
COUNTY OF CLARK  )


        On this 23rd day of October, 1984, personally appeared before me, a Notary Public in and for said County and State, J.D. ROSS, LYNN A. LAKERS, and LAURA A. NELSON, known to me to be the persons described in and who executed the foregoing instrument, and who severally acknowledged to me that they executed the same freely and voluntarily and for the uses and purpose therein mentioned.

        WITNESS my hand and official seal the day and year above first written.


               MARY E. WITTI
         Notary Public State of Nevada            /s/ Mary E. Witti
[SEAL]          CLARK COUNTY                      --------------------------
        By Appointment Expires Mar. 2 1987        NOTARY PUBLIC

                                                                         7177-84
                                                                          $15.00

                                    FILED
                                 JAN 03 1992
                              SECRETARY OF STATE

         CERTIFICATE OF RESOLUTION TO CHANGE THE RESIDENT AGENT AND/OR
                     CHANGE OF LOCATION OF PRINCIPAL OFFICE


                          Ross Custom Electronics, Inc.
             -----------------------------------------------------
                              NAME OF CORPORATION


RESOLVED, that the resident agent and location of principal office was:

     Resident Agent   L.A. Lakers & Associates
                    ------------------------------------------------------------

     Street No.    1557 Foothill Dr A102
                ----------------------------------------------------------------

     City or Town   Boulder City                              , Nevada  89005
                  -------------------------------------------          ---------
                                                                          Zip

THE ABOVE IS HEREBY CHANGED TO:

     Resident Agent   J.D. Ross                    38543
                    ------------------------------------------------------------

     Street No.    1309 Oak Tree Ln
                ----------------------------------------------------------------

     City or Town   Las Vegas                                 , Nevada  89108
                  -------------------------------------------          ---------
                                                                          Zip


     Resolved, That the President (or Vice-President) and Secretary (or Assistant Secretary) of this corporation be, and they are hereby, instructed to certify and file a copy of this resolution in the office of the Secretary of State of Nevada.

     WE, the undersigned, President (or Vice-President) and Secretary (or Assistant Secretary) of the above named corporation, hereby certify that the above and foregoing resolutions and/or resolution were duly adopted by the Board of Directors at a meeting held on the 24th day of December, 1991.


/s/ J. D. Ross                             /s/ [signature illegible]
-------------------------------------    -------------------------------------
    President (or Vice-President)           Secretary (or Assistant Secretary)

                                                         [STAMP ILLEGIBLE]

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT                FOR OFFICE USE ONLY
         BY RESIDENT AGENT
                                                 Filed (Date)__________________
I, /s/ J.D. Ross (J.D. Ross), hereby accept      ______________________________
the appointment as Resident Agent of the         ______________________________
above named corporation.                          _____________________________
                                                 _________________________(RA)
Date  12/24/91      /s/ J.D. Ross                    NOTE--Fee $15.00 for
     ----------    ---------------------------        filing resolution.
                   Signature of Resident Agent    (NRS 78.785(1) and 78.110)

File With Secretary of State
Capitol Complex, Carson City, NV 89710

                                                                         7177-84


         CERTIFICATE OF RESOLUTION TO CHANGE THE RESIDENT AGENT AND/OR
                     CHANGE OF LOCATION OF PRINCIPAL OFFICE


                            Ross Custom Electronics
             -----------------------------------------------------
                              NAME OF CORPORATION


RESOLVED, that the resident agent and location of principal office was:

     Resident Agent   James D. Ross
                    ------------------------------------------------------------

     Street No.    1309 Oak Tree Lane
                ----------------------------------------------------------------

     City or Town   Las Vegas                                 , Nevada  89108
                  -------------------------------------------          ---------
                                                                          Zip

THE ABOVE IS HEREBY CHANGED TO:

     Resident Agent   Donald C. Bradley                    37569
                    ------------------------------------------------------------

     Street No.    7551 West Charleston #35
                ----------------------------------------------------------------

     City or Town   Las Vegas, NV                             , Nevada  89117
                  -------------------------------------------          ---------
                                                                          Zip


     Resolved, That the President (or Vice-President) and Secretary (or Assistant Secretary) of this corporation be, and they are hereby, instructed to certify and file a copy of this resolution in the office of the Secretary of State of Nevada.

     WE, the undersigned, President (or Vice-President) and Secretary (or Assistant Secretary) of the above named corporation, hereby certify that the above and foregoing resolutions and/or resolution were duly adopted by the Board of Directors at a meeting held on the 1st day of November, 1994.


/s/ Donald C. Bradley, President          /s/ Shaun Hadley
-------------------------------------     --------------------------------------
    President (or Vice-President)           Secretary (or Assistant Secretary)


                                       RECEIVED
                                     MAR 22 1995
                                        FILED
                                 IN THE OFFICE OF THE
                       SECRETARY OF STATE OF THE STATE OF NEVADA

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT                FOR OFFICE USE ONLY
         BY RESIDENT AGENT
                                                 Filed (Date)___________________
I, Donald C. Bradley, hereby accept              _______________________________
the appointment as Resident Agent of the         _______________________________
above named corporation                          _______________________________
                                                 _________________________(RA)
Date Nov 1st, 1995  /s/ Donald C. Bradley            NOTE--Fee $15.00 for
     ----------     ---------------------------        filing resolution.
                    Signature of Resident Agent    (NRS 78.785(1) and 78.110)

File With Secretary of State
Capitol Complex, Carson City, NV 89710

                                  FILED
                          IN THE OFFICE OF THE
                        SECRETARY OF STATE OF THE
                             STATE OF NEVADA
                               MAR 22 1995
                                 7177-84

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                           (AFTER ISSUANCE OF STOCK)


                            ROSS CUSTOM ELECTRONICS
                 ----------------------------------------------
                              Name of Corporation


     We the undersigned           Donald C. Bradley President                and
                        ----------------------------------------------------
                                  President or Vice President

       Shaun Hadley Secretary         of         ROSS CUSTOM ELECTRONICS
-------------------------------------    ---------------------------------------
  Secretary or Assistant Secretary                 Name of Corporation

do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened and held on the 1st day of November, 1994, adopted a resolution to amend the original articles as follows:

     Article IV is hereby amended to read as follows:

     The total Authorized Common shares shall be 50,000,000 Fifty Million, at a par of .001 per share, that the present 200,000 shares of issued and outstanding be forward split 10 for one, making a total of 2,000,000 Two Million shares issued and outstanding.

     The 2,000,000 shares issued and outstanding is encluded in the total of the 50,000,000 authorized capital common shares, at a par of .001 per share.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 200,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                         /s/   Donald C. Bradley President
                                         ---------------------------------------
                                               President or Vice President


                                         /s/          Shaun Hadley
                                         ---------------------------------------
                                            Secretary or Assistant Secretary

State of     Nevada                   )
        ----------------------------- ) ss.
County of    Clark                    )
         ----------------------------


  On      March 21, 1995        , personally appeared before me, a Notary
Public,   ---------------------------

Donald C. Bradley and Shaun Hadley
------------------------------------------------------------------------------
               (Names of persons appearing and signing document.)

who acknowledged that they executed the above instrument.

                                         /s/         Amanda Bradley
                                         ---------------------------------------
                                                   Signature of Notary

                                NOTARY PUBLIC
                               STATE OF NEVADA
                               COUNTY OF CLARK
                               AMANDA BRADLEY
                      MY APPOINTMENT EXPIRES MAY 2, 1995

                                                                     C68726
                                                                     E78963

                                     FILED
                              IN THE OFFICE OF THE
                           SECRETARY OF STATE OF THE
                                STATE OF NEVADA
                                  MAY 24 1995
                                  NO. 7177-84



                             /s/  DEAN HELLER
                        -------------------------------
                        DEAN HELLER, SECRETARY OF STATE

                           ARTICLES & PLAN OF MERGER
                     GLOBUS FOOD SYSTEMS INTERNATIONAL CORP
                            (A DELAWARE CORPORATION)
                                      INTO

                  ROSS CUSTOM ELECTRONIC, A Nevada Corporation
              as the surviving corporation with the name change to
                     GLOBUS FOOD SYSTEMS INTERNATIONAL CORP

     CERTIFICATE OF MERGER, dated 16th day of May, 1995, between Globus Food Systems International Corp, a Delaware Corporation, and all the Directors thereof, and Ross Custom Electronics, a Nevada Corporation, and all of the Directors thereof, the two corporations being hereinafter sometimes called the 'Constituent Corporations'.

     WHEREAS, The Board of Directors deems it advisable and generally to the welfare of Globus Food Systems International Corp., a Delaware Corporation, that the corporation merger to be effected pursuant to the statutes of the State of Nevada and have been approved and authorized the form of certificate of merger.

     WHEREAS, Globus Food Systems International Corp., is a Corporation duly organized under the laws of the State of Delaware, having been incorporated January 5, 1995, having authorized capital of Fifty Million (50,000,000) shares of common stock with a $.001 per value.

     WHEREAS, Ross Custom Electronics is a Corporation duly organized under the laws of the State of Nevada, having been incorporated October 24, 1984, having authorized capital of Fifty Million (50,000,000) shares of common stock with a $.001 par value.

     WHEREAS, The laws of the State of Nevada permit such a merger, and The Constituent Corporations desire to merge pursuant to the provisions of the laws of their respective state;

     NOW THEREFORE, In consideration of the promises and of the mutual agreements and covenants herein contained, it is certified that Globus Food Systems International Corp, a Delaware corporation, is merged into Ross Custom Electronics, a Nevada corporation, which shall be the Surviving Corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

     1. NAME OF SURVIVING CORPORATION. The name of the Surviving Corporation, which is sometimes hereinafter referred to as the Surviving Corporation, shall, from and after the effective date of the merger, be Globus Food Systems International Corp, a Nevada corporation. The separate existence of Globus Food System International Corp, shall cease at the effective time of merger, except insofar

                                                                        7177-84


as it may be continued by law. In order to carry out the purposes of this Certificate of Merger and except as continued in the Surviving Corporation.

     2. ARTICLES OF INCORPORATION OF SURVIVING CORPORATION.

     Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of Ross Custom Electronics, a Nevada corporation, as filed.

     3. BYLAWS. The bylaws of Ross Custom Electronics, a Nevada corporation at the effective time of the merger shall be the bylaws of the Surviving Corporation until altered or replaced as provided therein.

     4. BOARD OF DIRECTORS AND OFFICERS. The members of the Board of Directors and the Officers of the Surviving Corporation immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the Officers, of Globus Food Systems International Corp, a Delaware corporation, prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law in the bylaws, or until their respective successors are elected and qualified.

     5. AUTHORITY TO CONDUCT BUSINESS. Globus Food Systems International Corp, a Delaware corporation represents that the corporation is in good standing and is authorized to do business in Nevada.

     The Surviving Corporation, Ross Custom Electronics, a Nevada Corporation, will conduct such business in Nevada as well as any other State or Country as represented in the Articles and Bylaws of the Corporation, immediately upon completion of the merger.

     6. CONVERSION OF SHARES. The manner of converting the shares of Globus Food Systems International Corp, a Delaware corporation, into shares of Ross Custom Electronics, a Nevada Corporation shall be set forth in this paragraph:

          (a) The Manner of converting the shares of Globus Food Systems International Corp into the shares of Ross Custom Electronics shall be as follows:

             Immediately upon the effective date of the merger each one share of stock of Globus Food Systems International Corp, outstanding in the hands of the principals (being all of the shares of Globus Food Systems International Corp, outstanding) without any action on the part of the holder thereof, shall automatically become and be converted into common Stock of Ross Custom Electronics on a share for share basis and each outstanding certificate representing shares of common stock Globus Food Systems International Corp, shall be deemed for all corporate purposes (other than the payment of dividends) to evidence the ownership of the number of fully paid, non-assessable shares of common stock of Globus Food Systems International Corp., into such shares of common stock of Ross Custom Electronics shall have been converted.

                                                                       7177-84


     7. RIGHTS OF SHAREHOLDERS. After the effective time of the merger, any holder of a certificate or certificates which therefore represented shares of Common Stock of Globus Food Systems International Corp., may but shall not be required to surrender the same to the Holladay Stock Transfer, Inc., 4350 E. Camelback Road Suite 100 F Phoenix, Arizona 85018, and shall thereupon be entitled to receive in exchange therefore a certificate or certificates representing the number of shares of Common Stock of Ross Custom Electronics into which the shares of Common Globus Food Systems International Corp, therefor represented by such certificate or certificates shall been converted.

     8. EFFECTIVE DATE OF MERGER. (A) For all purposes of the laws of Nevada, the Certificate of Merger and the merger herein provided for shall become effective and the separate existence of Globus Food Systems International Corp, except insofar as it may be continued by statutes, shall cease as soon as this Certificate of Merger shall have been adopted, approved, signed, acknowledged in accordance with the laws of the State of Nevada and certificates of its adoption and approval shall have been executed in accordance with such laws; and this Certificate of Merger shall have been filed in the Office of the Department of State of Nevada.

     (B) The Corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of Ross Custom Electronics of Nevada shall continue unaffected and unimpaired by the merger hereby provided for and entities, identities, existences, purposes, powers, objects, franchises, rights, and immunities of Globus Food Systems International Corp, a Delaware corporation, shall be continued in and merged into Ross Custom Electronics shall be fully vested therewith.

     9. AUTHORIZATION. The parties hereto acknowledge and respectively represent that this Merger Certificate is authorized by the laws of the respective jurisdictions of the Constituent Corporations and that the matter was approved at a special shareholder meeting dated May 15th 1995 of the respective entities at which the shareholders voted as follows:

     Corporation: GLOBUS FOOD SYSTEMS INTERNATIONAL CORP
                  (a Delaware Corporation)
     Shares Outstanding: 5,000,000
     Voted For:     100%
     Voted Against: 0
     Corporation: ROSS CUSTOM ELECTRONICS
                  (a Nevada Corporation)
     Shares Outstanding: 2,000,000
     Officers & Directors: 3
     Total Shareholders: 25
     Voted For:     100%

     There is one amendment to the Articles of Ross Custom Electronics, a Nevada Corporation (Article I) the name of the corporation shall be changed to read Globus Food Systems International Corp, which shall take effect at the time of this merger. As approved in the minutes of the special meeting dated

                                    RECEIVED
                                  MAY 24 1995
                              [SECRETARY OF STATE]

                                                                        7177-84


_______, giving the Officer and Directors the power to do this merger and to change the name if needed.

10. FURTHER ASSURANCES OF TITLE. As when requested by the Surviving Corporation or by its successors or assigns, Globus Food Systems International Corp, will execute and deliver or cause to be executed and deliver all such deeds and instruments and will take or cause to be taken all such further action, as the Surviving Corporation, Ross Custom Electronics may deem necessary or desirable in order to vest in and confirm the Surviving Corporation title to and possession of any property of Globus Food Systems International Corp, acquired by Ross Custom Electronics of by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of Globus Food Systems International Corp are fully authorized in the name of Ross Custom Electronics, or otherwise to take any and all such action.

11. SERVICE OF PROCESS ON SURVIVING CORPORATION.

     (A) Nevada: The Surviving Corporation agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of Ross Custom Electronics, Nevada, as for the enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceedings to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the General Law of Nevada and hereby irrevocably appoints the Secretary of State of Nevada, as its agent to accept service of process in any suit or other proceedings. Copies of such process shall be mailed to Dean Haller Capital Complex, Carson City, Nevada 89710.

12. SHAREHOLDERS RIGHT TO PAYMENT. The Surviving Corporation agrees that subject to the provisions of the General Business Corporation Law of the State of Nevada, it will pay to the shareholders who may be entitled under the provisions of the above statutes of the law of the State of Nevada as the case may be.

13. ABANDONMENT. This Certificate of Merger may be abandoned (a) by either Constituent Corporation, acting by its Board of Directors, at anytime prior to its adoptions by the shareholders of both of the Constituent Corporation as provided by law, or (b) by the mutual consent of the Constituent Corporation acting each by its Board of Directors, at any time after such adoption by its Board of Directors, at any time after such adoption by such shareholders and prior to the effective time of the merger. In the event of abandonment of the Certificate of Merger pursuant to (a) above, notice the Constituent Corporation, and thereupon, or abandonment pursuant to (b) above, this Certificate of Merger shall become wholly void and of no effect and there shall be no further liability or obligations hereunder on the part of either of the Constituent Corporations of its Board of Directors or Shareholders.

     IN WITNESS WHEREOF, each of the Constituent Corporation pursuant to authority duly granted by its Board of Directors, has caused this Certificate of Merger to be executed by a majority

                                                                       7177-84


of its Directors and its President and Secretary.

The respective Directors and Officers of the Constituent Corporation do hereby certify that the above Certificate of Merger was adopted by vote of the Shareholders of the Constituent Corporation as set forth in the above Certificate and that said resolution has not been revoked or amended.

GLOBUS FOOD SYSTEMS                          ROSS CUSTOM ELECTRONICS
INTERNATIONAL CORP.                          (a Nevada Corporation)
(a Delaware Corporation)

By: /s/ Serge Pisman                         By: /s/ Donald C. Bradley
   ------------------------                     ---------------------------
   President/Director                           President/Director

By: [signature illegible]                    By: /s/ Shaun Hadley
   ------------------------                     ---------------------------
   Secretary/Director                           Secretary/Director

By: /s/ Yury Greene                          By: /s/ ????? Bradley
   ------------------------                     ---------------------------
   Director                                     Director


     The above Directors represent a majority of the Board of Directors.

STATE OF NEVADA     )
                    ) ss
COUNTY OF CLARK     )

     All parties above personally appeared before me proven to me.     to be the
persons whose names are subscribed to the foregoing document, and being duly sworn, declared the statements therein contained are true and correct. Given under my hand seal of office this 15 day of May, 1995.


           NETTA GIRARD                               /s/ Netta Girard
[SEAL]    Notary Public                               ------------------------
         State of Nevada                              NOTARY PUBLIC
           Clark County

My Appointment Expires Nov. 5, 1997

RECEIVED
9:30
MAY 23 1995

                                                                       7177-84


                          CERTIFIED COPY OF RESOLUTION

                                       OF

                     GLOBUS FOOD SYSTEMS INTERNATIONAL CORP
                            (a Delaware Corporation)

     We, Serge Pisman, President, Herman Roth, Secretary and Yury Greene, Treasurer, or (acting Secretary) respectively, of the above-named corporation, hereby certifies that the following is a true and correct copy of the resolutions duty adopted by the Board of Directors of said Corporation on the 15th day of May, 1995, whereby written consent of a majority of the Board was given without the necessity of a meeting and that said resolutions has not been modified or rescinded and is still in full force and effect:

          1. RESOLVED: Globus Food Systems International Corp., shall merge with Ross Custom Electronics, a Nevada corporation, forthwith.

          2. RESOLVED: The corporation name will be changed from Ross Custom Electronics to Globus Food Systems International
          Corp.

                                          GLOBUS FOOD SYSTEMS INTERNATIONAL CORP
                                                 (a Delaware Corporation)

                                          /s/ Serge Pisman
                                          --------------------------------------
                                          President/Director

ATTEST:
[signature illegible]
----------------------------
Secretary/Director

RECEIVED
9:30
MAY 23 1995

FILED IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA
     OCT 08 1996

                               Certificate of Amendment of
                               Certificate of Incorporation
No. C 7177-84
 /s/ DEAN HELLER                            of
-----------------
   Dean Heller
Secretary of State          Globus Food Systems International Corp.


Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers do hereby certify:

FIRST:  The name of the Corporation is Globus Food Systems International Corp.

SECOND: The Board of Directors of the Corporation at a meeting duly convened on September 30, 1996 adopted resolutions to amend the Certificate of Incorporations as follows:

    ARTICLE I is hereby amend to read as follows:

    "The name of this Corporation is: Globus International Resources Corp."

    The Certificate of Incorporation is hereby further amended to add
    Article IX as follows:

    "ARTICLE IX: There shall be no preemptive rights to acquire any unissued shares of any class, or any additional shares of any class, to be issued by reason of any increase of the authorized capital stock of the Corporation of any class, or bonds, certificates of indebtedness, debentures, or other securities convertible into such shares."

The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Certificate of Incorporation are 17,693; the foregoing amendments have been consented to and approved in writing by shareholders holding the majority of the voting power.

Signed on October 4, 1996

                                          /s/ Serge Pisman
                                          ---------------------------------
                                          President

                                          /s/ Herman Roth
                                          ---------------------------------
                                          Secretary

STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)

On October 4, 1996, personally appeared before me, a Notary Public, for the State and County aforesaid, Serge Pisman, as President of Globus Food Systems International Corp., and Herman Roth, Secretary of Globus Food Systems International Corp, who acknowledged that they executed the above instrument.

                                        /s/ MARY GRACE SILEO
                                        -----------------------------
                                              Notary Public

                                            MARY GRACE SILEO
                                    Notary Public, State of New York
                                            No. 24-4890251
                                       Qualified in Kings County
                                     Commission Expire May 31, 1997.

[NOTARIAL SEAL]

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF ???????????????
                                                                 FILE NUMBER

             GLOBUS FOOD SYSTEMS INTERNATIONAL CORP
                                                                  7177-1984
FOR THE PERIOD OCT 1996 TO 1997. DUE BY OCT 31, 1996.
The Corporation's duly appointed resident agent in
State of Nevada upon whom process can be served is:           RA#  37569
---------------------------------------------------      ---------------------
  DONALD C. BRADLEY                                         FOR OFFICE ONLY
  7551 W CHARLESTON BLVD STE 35                           FILED (DATE)
  LAS VEGAS NV 89117
                                                          FILED

                                                          DEC 02 1996
                                                          SECRETARY OF STATE
[ ] IF THE ABOVE INFORMATION IS INCORRECT PLEASE
CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT ADDRESS
FORM WILL BE SENT.
----------------------------------------------------     ---------------------
PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND
RETURNING THIS FORM.

1. Include the names and addresses either residence or business for all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information has been reported. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form.
   FORMS WILL BE RETURNED IF UNSIGNED.

2. If there are additional directors, add a list of them to this form.

3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the deadline indicated at the top of this form. An annual list received more than 60 days before its due date shall be deemed an amended list by the previous year.

4. Please make check payable to the Secretary of State. If you need a receipt, enclosed a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

5. Return the completed form to Secretary of State, Capitol Complex, Carson City, NV 89710. (702) 687-5105.

                   FILING FEE: $85.00      PENALITY: $15.00
Name                                       Title(s)
SERGE PISMAN                               President
PO BOX #35                                 #2400
2 World Trade Center
New York, NY 10048

Name                                       Title(s)
HERMAN ROTH                                Secretary
PO BOX #35                                 #2400
2 World Trade Center
New York, NY 10048

Name                                       Title(s)
YURY GREENE                                Treasurer
PO BOX #35
2 World Trade Center
New York, NY 10048

Name                                       Title(s)
                                           Director
PO BOX                STREET ADDRESS           CITY       ST     ZIP

Name                                       Title(s)
                                           Director
PO BOX                STREET ADDRESS           CITY       ST     ZIP

I hereby certify this annual list.

/s/ YURY GREENE
------------------------                                    Date 11/18/96
X Signature of Officer



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